Inspire Medical Systems, Inc. November 2026 NYSE: INSP

© Inspire Medical Systems, Inc. All Rights Reserved. Disclaimer This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts are forward- looking statements, including, without limitation, statements regarding estimated financial and non-financial impacts from our strategic growth plan (including without limitation , the extent and manner of the use of investments in revenue growth initiatives as well as the time to complete the strategic growth plan) and potential impacts to our business (including potential actions and solutions, such as the new Category I CPT code for Inspire V set to take effect January 1, 2028 and final 2027 Medicare reimbursement payments, as well as timing of these impacts and any related clarity) associated with coding and reimbursement, and our expectations regarding our future growth prospects and full year 2026 financial outlook (including without limitation expectations for the impacts of coding and reimbursement, revenue, expected growth, adjusted operating margin, net earnings or loss per diluted share, adjusted net earnings per diluted share, effective tax rate, adjusted effective tax rate, weighted average diluted shares outstanding and capital expenditures). In some cases, you can identify forward-looking statements by terms such as ‘‘may,’’ ‘‘will,’’ ‘‘should,’’ ‘‘expect,’’ ‘‘plan,’’ ‘‘anticipate,’’ ‘‘could,’’ “future,” “outlook,” “guidance,” ‘‘intend,’’ ‘‘target,’’ ‘‘project,’’ ‘‘contemplate,’’ ‘‘believe,’’ ‘‘estimate,’’ ‘‘predict,’’ ‘‘potential,’’ ‘‘continue,’’ or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. These forward-looking statements are based on management’s current expectations and involve known and unknown risks and uncertainties that may cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others: our dependency on our Inspire system for revenues; fluctuations in our financial results and the market price of our common stock; our ability to sustain or increase our profitability and our history of operating losses; commercial success and market acceptance of our Inspire therapy; our ability to achieve and maintain adequate and clear levels of coverage or reimbursement for our Inspire system or any future products we may seek to commercialize; competitive companies, technologies, and pharmaceuticals in our industry; our ability to expand our indications and develop and commercialize additional products and enhancements to our Inspire system; our ability to forecast demand and manage our inventory; our dependence on third-parties; risks related to consolidation in the healthcare industry; our ability to expand, manage, and maintain our direct sales and marketing organization, and to market and sell our Inspire system in markets outside of the United States; our ability to manage our growth; risks related to product liability claims and warranty claims; our ability to address quality issues that may arise with our Inspire system; any failure of key information technology systems, processes, or sites or damage to or inability to access our physical facilities; any violations of anti-bribery, anti-corruption, and anti-money laundering laws; future needs for additional financing; risks related to our tax assets and changes in tax laws; our ability to timely commercialize or obtain regulatory approvals or certifications for our Inspire therapy and system; U.S. Food and Drug Administration (FDA) or other United States or foreign regulatory actions affecting us or the healthcare industry generally; our ability to establish and maintain intellectual property protection for our Inspire therapy and system or avoid claims of infringement; and our strategic growth plan may not achieve our intended outcome. Other important factors that could cause actual results, performance or achievements to differ materially from those contemplated in this presentation can be found under the captions “Risk Factors” and "Management's Discussion and Analysis of Financial Condition and Results of Operations“ in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, our Quarterly Report on Form 10-Q for the quarter ended June 30, 2026, and as such factors may be updated from time to time in our other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov and the Investors page of our website at www.inspiresleep.com. These and other important factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. Any such forward-looking statements represent management’s estimates as of the date of this presentation. While we may elect to update such forward-looking statements at some point in the future, unless required by applicable law, we disclaim any obligation to do so, even if subsequent events cause our views to change. Thus, one should not assume that our silence over time means that actual events are bearing out as expressed or implied in such forward-looking statements. These forward-looking statements should not be relied upon as representing our views as of any date after the date of this presentation. This presentation contains trademarks, trade names and service marks of other companies, which are the property of their respective owners. We do not intend our use or display of other parties' trademarks, trade names or service marks to imply, and such use or display should not be construed to imply, a relationship with, or endorsement or sponsorship of us by, these other parties. 22

© Inspire Medical Systems, Inc. All Rights Reserved. Use of non-GAAP measures This presentation includes non-GAAP financial measures. Reconciliations of such non-GAAP financial measures to the most directly comparable GAAP financial measure have been provided along with the presentation. These non-GAAP financial measures are presented because we believe they are useful indicators of our operating performance and facilitate a more meaningful trend analysis without the distortion of various adjustment items. Management uses these measures principally as measures of our underlying operating performance, trends and for planning purposes, including the preparation of our annual operating plan and financial projections. We believe these measures are useful to investors as supplemental information and because they are frequently used by analysts, investors and other interested parties to evaluate companies in our industry. We also believe these non-GAAP financial measures are useful to our management and investors as a measure of comparative operating performance from period to period. These non-GAAP financial measures should not be considered as an alternative to, or superior to, the most directly comparable GAAP financial measures, as measures of financial performance or cash flows from operations, as a measure of liquidity, or any other performance measure derived in accordance with GAAP, and they should not be construed to imply that our future results will be unaffected by unusual or non-recurring items. In evaluating our non-GAAP financial measures, you should be aware that in the future we may incur expenses that are the same as or similar to some of the adjustments in this presentation. Our presentation of non-GAAP financial measures should not be construed to imply that our future results will be unaffected by any such adjustments. Management compensates for these limitations by primarily relying on our GAAP results in addition to using non-GAAP financial measures on a supplemental basis. These measures and their definitions are discussed in more detail in the presentation, and our definition of these non-GAAP financial measures is not necessarily comparable to other similarly titled captions of other companies due to different methods of calculating. 33 enhancing patient lives through sleep innovation We are a medical technology company committed to 4 It all starts and ends with our mission

© Inspire Medical Systems, Inc. All Rights Reserved. Company overview The first and only… >400 PUBLICATIONS Compelling body of evidence >300 MILLION U.S. COVERED LIVES Established reimbursement in all 50 states ~1,300 EMPLOYEES Led by a proven management team >$900 MILLION REVENUE IN 2025 With 50% five-year CAGR >150,000 INSPIRE PATIENTS Significant first-mover advantage >$10 BILLION Underpenetrated U.S. market Innovative, closed-loop, neurostimulation technology for Obstructive Sleep Apnea (OSA) 5

4,000 Patients receiving Inspire $50M Revenue 200 Implanters With new innovations on the horizon and a big blue ocean of opportunity in front of us! … and we are still just getting started 6 From our entrepreneurial beginnings, and with a focus on delivering life-changing outcomes, we’ve been enhancing the lives of patients for nearly 20 years… Founded 2007 IPO 2018 >150K Patients receiving Inspire >$900M 2025 Revenue >1,500 Implanters TODAY 2026

>150K PATIENTS WITH INSPIRE Proving out our care pathways and therapy optimization CLINICAL EVIDENCE >400 publications portraying a compelling body of evidence >$900M REVENUE IN 2025 With 50% five-year CAGR, continuing our strong performance NEXT-GEN NEUROSTIMULATOR ~20 years in pursuing perfection of our technology BROAD PAYOR COVERAGE Reimbursement in all 50 states with >300 million US covered lives >$10B DOMESTIC MARKET With less than 5% penetration we have plenty of room for growth 7 First mover. Market disruptor. Innovation leader.

Obstructive sleep apnea is caused by blockage that prevents airflow to the lungs 8 Results in repeated arousals and oxygen desaturations Severity of sleep apnea is measured by frequency of apnea or hypopnea events per hour, which is referred to as the Apnea-Hypopnea Index (AHI) Normal Mild Moderate Severe 5 15 30 APNEA-HYPOPNEA INDEX 8 Airway obstruction during breathing Typical OSA event

OSA is a chronic disease that is often untreated and proven to be linked to serious health risks

TYPICAL PATIENT PROFILE

High risk patients: obese, male or of advanced age

Common first indicator: heavy snoring

Other indicators:

- Lack of energy
- Headaches
- Depression
- Nighttime gasping
- Dry mouth
- Memory or concentration problems
- Excessive daytime sleepiness

EXACERBATED HEALTH RISKS

2x
The risk for stroke[1]

5x
The risk for cardiovascular mortality[3]

2x
The risk for sudden cardiac death[2]

57%
Increased risk for recurrence of Atrial Fibrillation after ablation[4]



Increased Risk of Mortality[5]
% Surviving
100%
90%
80%
70%
60%
50%
0
5
10
15
20
Years of Follow-up
No OSA
Mild OSA
Moderate OSA
Severe OSA

9

1. Redline et al, The Sleep Heart Health Study. Am J Res and Crit Care Med 2010.
2. Gami et al, J Am Coll Cardiol 2013.
3. Young et al, J Sleep 2008.
4. Li et al, Europace 2014.
5. Prospective Study of Obstructive Sleep Apnea and Incident Coronary Heart Disease and Heart Failure from SHHS and Wisconsin Sleep Cohort Study.

Inspire

Current treatment options, such as CPAP and invasive surgeries, have significant limitations

CPAP IS THE FIRST-LINE THERAPY...

- Demonstrated improvements in disease severity and long-term gold standard therapy
- Major limitation as a therapeutic option is primarily due to low patient compliance (~35%–65%)



DRIVERS OF NON-COMPLIANCE

- Mask Discomfort
- Mask Leakage
- Pressure Intolerance
- Skin Irritation
- Nasal Congestion
- Nasal Drying
- Nosebleeds
- Claustrophobia
- Lack of Intimacy

...WITH SURGICAL ALTERNATIVES FOR TREATMENT

- Several variations of sleep surgery
- Success rates vary widely (30% - 60%)[1]
- Irreversible anatomy alteration
- Inpatient surgery with extended recovery



Uvulopalatopharyngoplasty (UPPP)



Maxillomandibular Advancement (MMA)

1. *Shah, Janki, et al; American Journal of Otolaryngology (2018). Uvulopalatopharyngoplasty vs. CN XII stimulation for treatment of obstructive sleep apnea: A single institution experience.*

10

Inspire

The domestic OSA market is huge…

Adults with moderate to severe OSA
~23,000,000

CPAP prescriptions annually
~2,000,000

CPAP non-compliant
~700,000

Inspire eligible
~500,000



>$10B opportunity

11

Internal estimates

Inspire

Inspire Therapy is an Innovative and Proven Solution for Patients with OSA

Proprietary Closed-Loop Sensing Algorithm to Modulate Therapy Delivery

Singapore Clinical Study

- SHER Responder Rate of 80%[4]
- 100% of implants completed successfully
- Therapy Adherence of 5.9±1.2 hours/night

Closed-loop, or Synchronized Stimulation,
is delivered when airway is most vulnerable to collapse (inspiratory phase)



inspiration
inspiration
airflow
stimulation



Inspiratory Phase Overlap Percent (IPOP) Results
Inspire IV
IPOP
79.4%1
Non-inferiority Margin: 4.6%
Inspire V
IPOP
87.1%
Confidence Interval: 85.5%-88.8%

Sensing with Inspire V is SUPERIOR to Inspire IV[2]



Apnea-Hypopnea Index3
Median AHI (events/hr)
34.4
All-night AHI5
8.4
Baseline (n=44)
6 Month (n=43)



Stimulation Lead
Neurostimulator

Inspire V



Inspire
TML050419L



Patient Remote

1. Inclusive of previous Inspire generations (data collected during the Wear Study) 2. Inspire V was found to be non-inferior to Inspire IV (retrospective control from Wear study); superiority was subsequently tested. No device setting changes were made during the Inspire V IPOP measurement PSGs 3.Total of n=43; early exit: n=1 (refused further study visits) 4. Assumes early exit was a non-responder; compared to 66% at 12M in STAR 5. 6M PSGs were conducted at 1 therapeutic amplitude throughout the entire night; no changes were made to device settings

12

Inspire.

Quality Patient Flow Care Pathway Capacity Strong Clinical Outcomes Sleep Test (in-lab or home) Activation Procedure DISE & Insurance Strong Patient Outcomes Patient Awareness, Referral or Appointment Request Screening Appointment Efficacy Check Monitoring & Clinic Adjustments 1 2 3 13 The Inspire patient journey is a multi-specialty care continuum

Continuous data collection & outcomes monitoring 14 Real World Data BELGIUM, GERMANY, NETHERLANDS, SWITZERLAND • Collection of real-world, international outcomes data • Eligibility – ALL patients receiving Inspire therapy • Registry - 5,000 enrollments at 61 medical centers • Transition to 2.0 as part of Inspire SleepSync in the U.S. 14 AHI = Apnea Hypopnea Index ESS = Epworth Sleepiness Scale POST MARKET SURVEILLANCE DATA Proactive Data Reactive Data DATA ANALYSIS FOR SIGNALS US CENTERS EU CENTERS

15 89% 90% 91% 92% 93% 94% 95% 96% 97% 98% 99% 100% 0 6 12 18 24 30 36 42 48 54 60 66 72 78 84 90 96 Cu m ul at iv e Su rv iv al P er ce nt ag e Months After Implant 2018 2020 2019 2021 2022 2023 2024 2025 93% 94% 95% 96% 97% 98% 99% 100% 0 6 12 18 24 30 36 42 48 54 60 66 72 78 84 90 96 Cu m ul at iv e Su rv iv al P er ce nt ag e Months After Implant 2018 2020 2019 2021 2023 2024 2025 2022 15 Continued improvement in system safety and reliability Inspire Patient Experience Report, 2025 INSPIRE GLOBAL SYSTEM SURVIVABILITY TO REVISION BY IMPLANT YEAR INSPIRE GLOBAL SYSTEM SURVIVABILITY TO EXPLANT BY IMPLANT YEAR

Inspire patients report having a positive patient experience and enhanced quality of life How does Inspire compare against your previous experience with CPAP? 91% Say Inspire is better I would recommend Inspire to a friend or family member. 93% Agree or strongly agree Overall, how satisfied are you with Inspire? 90% Satisfied or very satisfied Given the chance, I would choose to receive Inspire again. 92% Agree or strongly agree Inspire patients experience a significant reduction in the severity of their OSA 33.0 10.2 Baseline (n=1,963) 12-mo All Night Study (n=890) Median AHI (events/hr) 11.0 6.0 Baseline (n=1,712) 12-mo Visit (n=994) Median ESS Hours of nightly use at 12-months (n=913)5.7 hours 16 Strong patient outcomes Inspire Patient Experience Report, 2025 Inspire patients report less sleepiness and demonstrate increased therapy adherence

1717 Compared to CPAP, Inspire has demonstrated to be better at improving OSA symptoms, potentially with greater therapy adherence 1. Heiser, Sleep & Breathing 2022 Comparison between baseline and 12-month follow-up between matched cohorts 2. Epsworth Sleepiness Scale SLEEPINESS REDUCTION1 THERAPY ADHERENCE1 3.9 8.0 ESS reduction (points) 2 4.0 5.0 Usage/Night (hours)

Inspire V: reduced implant time, improved therapy performance, fewer revisions & future innovation

THERAPY EVOLUTION BUILT-IN

- Multiple electrodes capability
- Enables new stim targets and sensing features

CONSISTENT LONG BATTERY LIFE OF 11 YEARS ON AVERAGE



Inspire
Sleep Apnea Innovation
SN TML050419L
Model 3150
nspire Medical Systems



Proven cybersecurity

FLEXIBLE SOFTWARE PLATFORM

- Downloadable features for clinical studies and field upgrades
- Future features could include posture-responsive therapy, auto start/pause, AHI detection



STATE OF THE ART TECHNOLOGY

- Allows stim of multiple targets
- Multiple sensing modes

Sensor Performance



Current Sensor
Inspire V

SLEEPSYNC™ CONNECTIVITY

- Support for future remote programming
- Remote software updates for all components

18

Therapy Evolution Built In • Multiple electrodes capability • Enables new stimulation targets and sensing features Flexible Software Platform • Downloadable features for clinical studies and field upgrades • Future features include posture-responsive therapy, auto start/pause, AHI detection State of the Art Technology • Allows stimulation of multiple targets • Multiple sensing modes 19 Continuing to evolve with future innovation in mind

Dynamic patient engagement

+

Efficient care coordination

Expanding sleep clinician confidence & capacity enabling more patients to benefit from Inspire therapy

In 2025, broadly adopted at Inspire centers in the U.S.

SleepSync™ digital health platform

PATIENT

Inspire App



8h 20min
Sleep quality
How are you feeling?

- Find a doctor
- Customized education
- Track therapy & sleep quality
- Virtual check-ins

Remote patient management

- Symptom relief
- adherence
- Disease burden (future)
- Remote adjustments (future)

CLINICIAN

SleepSync™ Web Portal



- Ease Prior Authorization process
- Access therapy quality measures
- Manage patients by exception
- Grow confidence & productivity
- Support sleep practice efficiency

20

Inspire

© Inspire Medical Systems, Inc. All Rights Reserved.2121 Reimbursement: Upcoming milestones for 2027 (CPT® 64582) and 2028 (New CPT® for single-lead system) Jan. 2028 New CPT Code for single - lead system takes effect Sept. 2026 Initial application for new CPT code for single-lead system reviewed • declined by AMA CPT Editorial Panel July 2026 Nov. 2026 Final 2027 OPPS Rule Expected Release AMA CPT Editorial Panel Approved application for new CPT code for single-lead system Proposed 2027 OPPS Rule Released • + 12% increase for OP • + 15% increase for ASC May 2026 Revised application for new CPT code for single-lead system submitted including • Joint industry stakeholders • Replacement procedure subcoding clarification • Additional clinical evidence June 2026 Jan. 2027 Final 2027 OPPS rates take effect AMA RUC Valuation of New CPT Code Mid-2027

© Inspire Medical Systems, Inc. All Rights Reserved.2222 Reimbursement: Improved clarity in 64582 coding for Inspire V C-Codes in place for 64582 and coding uncertainty from 1H26 reduced Hospital & ASC reimbursement rates are unchanged Correct C-Code adopted in all 6 WISeR states Continued focus on customer education Only 2 MACs have surgeon fee impact with -52 modifier

© Inspire Medical Systems, Inc. All Rights Reserved.2323 Key catalysts and updates Reimbursement 1 Near term: Improved clarity regarding coding pathway, and effective customer education Medium term: Proposed 2027 CMS reimbursement increases: OPPS +12% Y/Y, and ASC +15% Y/Y (subject to final rule) Long term: New Category 1 CPT Code in January 2028 Inspire V & Clinical Data 2 5th Gen system: Improved patient outcomes and physician experience Positive trial data: Presented at recent ENT conferences, AAO and ISSS; multiple studies demonstrating potential for systemic health benefits Project Horizon 3 Created $30M of incremental growth investment capacity: Expected positive impacts beginning in 2027; focus on accelerating patient flow Restructuring charges: Expected ~$25M of pre-tax charges,~95% recognized in Q3

© Inspire Medical Systems, Inc. All Rights Reserved.24 1 Through planned and controlled market expansion and robust physician training Ensure Strong Clinical Outcomes 2 By enhancing interconnectivity, simplifying the care pathway, and closely tracking outcomes Improve the Customer Experience 3 Amongst patients, ENT/Sleep physicians, and general practitioners Promote Widespread Consumer Awareness 4 Commensurate with new center additions and leveraging consumer outreach programs Drive Continued Commercial Scale 5 Driving breakthrough technology innovation and expanded indications Invest in Research & Development 6 Further penetrating existing markets and entering into new geographical locations Facilitate International Market Expansion 24 Our growth strategy

© Inspire Medical Systems, Inc. All Rights Reserved.2525 3Q26 highlights $206.7M Revenue (7.9%) Y/Y, +3.0% Q/Q 86.0% Gross Margin $46.4M Operating Cash Flow ($0.84) Diluted EPS $0.14 Adj. Diluted EPS Results Ahead of Expectations: 3.0% sequential revenue growth with strength in U.S. business, coding and reimbursement disruption primary driver of Y/Y revenue decline of 7.9% New CPT® Code for 2028: AMA Editorial panel approved new single-lead HGNS CPT Code, to take effect January 1, 2028. Customers have increased clarity and familiarity for 2027 coding Margin Expansion: Gross margin of 86.0%, up 20 bps Y/Y Narrowed Full-Year 2026 Outlook: Narrowing top and bottom ends of guidance for revenue, adjusted operating margin, and adjusted EPS Project Horizon: Optimizing organizational structure and supply chain to reallocate $30 million of annualized operating expense to drive future revenue growth

© Inspire Medical Systems, Inc. All Rights Reserved.2626 Financial outlook as of November 2, 2026 $803 $912 2024 2025 2026E 2027E $850-$860 Annual Revenue ($M) Anticipating low-single digit growth in 20271 FY26 revenue range of $850M-$860M Vs Prior range of $835M-$875M FY26 adj. operating income margin of 4.5%-5.5% Vs Prior range of 4%-6% FY26 adjusted diluted EPS of $1.20-$1.40 Vs Prior range of $1.05-$1.45 1. As of 3Q26 earnings call (Nov. 2nd, 2026)

© Inspire Medical Systems, Inc. All Rights Reserved.2727 Strategic growth plan: Project Horizon Optimizing Organizational Structure to Align Resources to Support Revenue Growth Created incremental annualized growth investment capacity; prioritizing investments in patient flow Expanding patient access to care Support in navigating treatment journey $30M Improving patient education and engagement

© Inspire Medical Systems, Inc. All Rights Reserved.2828 Summary Enhanced coding clarity in 2026 and 2027, new Category 1 CPT Code in 2028 Inspire V data shows improved patient outcomes and physician experience Recent studies expand the evidence supporting patient outcomes, cardiovascular health, and treatment pathway optimization Project Horizon creates $30M of incremental annualized capacity to invest in growth initiatives; primarily focused on patient flow

No mask. No hose. Just sleep. INSPIRE CONFIDENTIAL. Inspire is a public company and has an Insider Trading Policy. The content in this deck is not to be shared with anybody outside of Inspire Medical Systems, Inc. It is for internal review and discussion only www.inspiresleep.com ® 29

© Inspire Medical Systems, Inc. All Rights Reserved. Appendix 30

© Inspire Medical Systems, Inc. All Rights Reserved.31 Consolidated statements of operations (Unaudited)(In thousands, except share and per share amounts)

© Inspire Medical Systems, Inc. All Rights Reserved.32 Condensed consolidated balance sheets (Unaudited)(In thousands)

© Inspire Medical Systems, Inc. All Rights Reserved.33 GAAP to non-GAAP reconciliations (Unaudited) (In thousands, except per share amounts) 1 These costs represent legal-related expenses related to (a) a civil investigative demand from the Department of Justice, (b) a patent infringement suit that we filed against Nyxoah S.A. and its wholly-owned subsidiary, Nyxoah, Inc. ("Nyxoah"), and (c) a patent infringement suit brought against us by Nyxoah. 2 Legal settlement expense associated with the proposed settlement of a pixel-tracking class action. 3 Restructuring charges related to Project Horizon. 4 Stock-based compensation expense benefit due to share forfeitures related to actions of Project Horizon. 5 The accounting standards codification guidance governing employee stock-based compensation requires that any excess or deficient tax deduction for stock-based compensation be immediately recorded within income tax expense. Employee stock-based compensation activity, including the exercise of stock options, can be unpredictable and can significantly impact our net earnings, net earnings per diluted share, and effective tax rate. These amounts represent the discrete tax expense recorded as excess tax expense for stock-based compensation.

© Inspire Medical Systems, Inc. All Rights Reserved. • Inspire is founded after being spun out of Medtronic • Initiated Phase III pivotal STAR trial • STAR results published in the New England Journal of Medicine; received PMA approval from the FDA • 1,000th implant milestone • Launched Inspire IV neurostimulator in U.S.; 2,000th implant • Inspire IV CE mark; 5-year STAR results publication; IPO on NYSE • Medicare coverage in all 50 states; Inspire Sleep app released; 10,000th implant • FDA approved 2-incision approach and Bluetooth® remote; 20,000th implant • First implants in Japan, Singapore, and the U.K.; FDA approved full-body MRI compatibility • Expanded AHI, BMI, and pediatric Down syndrome indications; 60,000th implant; revenues of $625M 2007 2011 2014 2016 • Inspire II CE mark received in Europe 2010 2017 2018 2020 2021 20232022 • Inspire V approval from the FDA; EU MDR approval; French reimbursement; 90,000th implant 2024 2025 • 100,000th implant; Inspire V U.S. launch 34 Company overview Our history and key milestones 2026 • 150,000th implant

Bryan Phillips SVP, General Counsel & Chief Compliance Officer Joined 2021 Tim Herbert Chair, President & Chief Executive Officer Joined 2007 Matt Osberg Chief Financial Officer Joined 2026 Carlton Weatherby Chief Strategy & Growth Officer Joined 2023 Jason Kelly Chief Operations and Innovation Officer Joined 2025 Melissa Mann Chief People Officer Joined 2024 35 Proven management team grounded in integrity, fueled by innovation, and devoted to delivering the promise of our mission

© Inspire Medical Systems, Inc. All Rights Reserved. Implant Fine- tune ActivationInspire Advisor Care Program (ACP) DISE/ Prior Authorization Patient education using the InspireSleep.com website Community health talks Physician Consultations Awareness with direct-to- consumer outreach programs Life with Inspire – Patient management with SleepSync Time from ACP contact to implant can be as much as six months 36 Supporting patients on their path to Inspire

© Inspire Medical Systems, Inc. All Rights Reserved. Awareness Education Consultation Implant Life w/ Inspire Confirm Sleep Study Fine- tuneActivationImplantPrior AuthDISE Conduct Online Search Attend Appt. Schedule an Appt. with IS Dr. Obtain Updated Sleep Study Request an Appt. Do I Qualify Lead Register for CHT Visit IS.com Ask their Dr. about Inspire See an Inspire Ad Challenges What is the biggest pain point for patients? SUPPORT What key investments and programs is Inspire investing in to support patients? • Patients need sufficient information to feel prepared to take the next step with Inspire • There are limited ways to engage with Inspire for support and education • It is difficult to schedule an appointment • Sleep Studies can take months for patients to get • Time for scheduling DISE • Time for scheduling implant • Patients need support through the therapy optimization process • Lead capture + scoring • Lead nurturing via email, text, phone • Request a call for nights/weekends • Updated website content for patients • Chatbot improvements with two-way text messaging • Digital scheduling through ACP • Ognomy, Lofta, EnsoData, Rest Assured • Increase ENT capacity to grow number of Inspire procedures • Expect Inspire V to reduce OR time • Expect PREDICTOR to replace DISE for many patients • SleepSync Digital Health Platform to support patient from contact to post-implant sleep management 37 The patient journey

© Inspire Medical Systems, Inc. All Rights Reserved. Improving Patient Engagement Conversion Initiatives Increasing ENT Capacity to Further Grow Utilization SleepSync Digital Health Platform Increases Utility • Digital scheduling has shown significant improvements with initial sites • Patient education using chat guide bot • Patient nurturing with auto-email system • Improved patient tracking with SleepSync • Work with ENTs to optimize time by ensuring support team (sleep physicians) engages and conducts longitudinal patient management • Train additional ENTs in the practice • Continue to add new centers with ability to quickly grow utilization (complete teams) • Longitudinal patient engagement from first contact to long after Inspire implant • Fully incorporate both objective data (utilization, sleep performance) and subjective data (e-visit, questionnaires) to support strong patient outcomes • Future enhancements including remote patient programming and physician notifications Improving Patient Experience and Reducing Time-to-Implant • Inspire V neurostimulator with internal sensor expected to reduce OR time and improve patient experience • PREDICTOR study intended to replace DISE with office airway measurement for vast majority of patients • Continued development of Inspire VI and VII for auto- activation and future auto-titration 38 Patient engagement conversion initiatives

Health economics: untreated OSA cost burden

Growing evidence that CPAP intolerance is linked to higher healthcare costs[1]

JCSM | Journal of Clinical Sleep Medicine

SCIENTIFIC INVESTIGATIONS

Older adult US Medicare beneficiaries with untreated obstructive sleep apnea are heavier users of health care than matched control patients

Emerson M. Wickwire, PhD[1,2]; Sarah E. Tom, PhD[3]; Aparna Vadlamani, MS[4]; Montserrat Diaz-Abad, MD[2]; Liesl M. Cooper, PhD, MBA[5]; Abree M. Johnson, MS, MBA[6]; Steven M. Scharf, MD, PhD[2]; Jennifer S. Albrecht, PhD[4]

SCIENTIFIC INVESTIGATIONS

CPAP adherence is associated with reduced inpatient utilization among older adult Medicare beneficiaries with pre-existing cardiovascular disease

Emerson M. Wickwire, PhD[1,2]; M. Doyinsola Bailey, MPH[3]; Virend K. Somers, MD PhD[4]; Liesl M. Oldstone, PhD, MBA[5]; Mukta C. Srivastava, MD[6]; Abree M. Johnson, MS, MBA[6]; Steven M. Scharf, MD, PhD[2]; Jennifer S. Albrecht, PhD[3]

- Untreated OSA patients had ~$20,000 higher total annual Medicare costs
- CPAP intolerant patients had higher Medicare utilization than PAP tolerant

ALASKA-Study – non-adherent patients have greater chance of mortality (n>176,000)[2]



100%
98%
96%
94%
0
Survival Probability
CPAP therapy termination
CPAP therapy continuation
HR 0.61, 95% confidence interval [CI] 0.57-0.65;
Log-rank p<0.01
0
1
2
3
Time [years]

PAP adherent

PAP non-adherent

Conclusions:

- Prioritize PAP intolerant to therapy, especially those with CV disease
- Addressing PAP intolerance improves mortality

39

1. Wickwire JCSM 2020; Wickwire Sleep Breathing 2022
2. Pepin, ERS 2021 Conference

Inspire

Committed to improving the economic, social, and environmental impacts that our business has on the communities in which we operate, as well as our customers, business partners, suppliers, employees, and stockholders. E N V I R O N M E N T A L We work to operate our business responsibly and reduce our impact on the environment wherever feasible. • Our Board and executive officers are responsible for oversight, identification, and communication of climate-related risks and opportunities. • We are focused on building out foundational programmatic elements and oversight that enable meaningful future reductions in our environmental impact. S O C I A L Product safety and quality are of the utmost importance at Inspire. We also pride ourselves on our innovative and collaborative work environment, which we believe has driven our success and which we seek to uphold through an inclusive workforce, generous compensation and benefits, open communication, a focus on employee health, well- being and engagement, and robust training and development programs. • Our company’s success is built on our enduring commitment to product quality and patient outcomes. • InspireGives is our community outreach program and the foundation of our charitable giving and volunteer efforts. • We aim to foster a culture of continuous learning with significant investments in our people through programs focused on leadership and professional development. G O V E R N A N C E We strive to maintain strong governance practices and high standards of ethics, compliance, and accountability designed to provide long-term value creation opportunities. • Our governance practices include regular consideration and assessment of our governance structure, board and committee function, and board and management succession. • Our strong and diverse Board collectively possesses a range of qualifications, skills, and experiences that align with our long-term strategy and business needs. • Sustainability matters are overseen by our Board, executive leadership, and cross-functional team. 40 Sustainability at Inspire

© Inspire Medical Systems, Inc. All Rights Reserved. Covers aspects of our current Inspire system and future product concepts • 119 issued U.S. patents (expiring between 2029 and 2043) and 73 pending U.S. patent applications • 83 issued foreign patents and 73 pending foreign patent applications 178 pending and registered trademark filings worldwide Competitive position enhanced by trade secrets, proprietary know-how and continuing technological innovation Entered into an agreement with Medtronic in 2007 to make, use, import, and sell products and practice methods in the field of electrical stimulation of the upper airway for the treatment of OSA • Royalty-free license agreement • Perpetual license (no right of termination) 41 Our intellectual property portfolio (as of December 31, 2025)